SUBSCRIPTION AGREEMENT

FOR THE

PURCHASE OF UNITS CONSISTING OF

TWO SHARES OF COMMON STOCK AND

ONE COMMON STOCK PURCHASE WARRANT OF

XFONE, INC.

______________, 2007

XFONE, INC.

SUBSCRIPTION AGREEMENT
FOR THE PURCHASE OF UNITS CONSISTING OF
TWO SHARES OF COMMON STOCK AND
ONE COMMON STOCK PURCHASE WARRANT

XFONE, INC., a Nevada corporation (the “Company”) is offering (this “Offering”) for sale to ____________________________ (the “Investor”) up to an aggregate of ____________ units (the “Units”) in the capital of Xfone, Inc. (the “Company”), a Nevada company, at a price of $6.20 per Unit for the aggregate subscription price of $____________ (the “Subscription Amount”).  Each Unit shall consist of two shares (the “Unit Shares”) of common stock, $0.001 par value per share (“Common Stock”) in the capital of the Company, and one Common Stock Purchase Warrant (a “Warrant”) entitling the Purchaser to purchase one additional share of the Company’s Common Stock (a “Warrant Share”), at an exercise price of $3.10 per share, for a period of five years from the completion of the purchase.  The Units, together with the Unit Shares, the Warrants and the Warrant Shares, may collectively be referred to herein as the “Securities.”

This Offering is made by the Company, acting without a placement agent, and is being conducted in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(2) of the Securities Act.

NOW, THEREFORE, IT IS HEREBY AGREED:

Purchase of Units

(a)           The undersigned Investor agrees to purchase at the Closing (as defined herein), and the Company agrees to sell and issue to the Investor at the Closing, ____________  Units, at a price of $6.20 per Unit, for the aggregate Subscription Amount of $____________.

(b)           The Investor and the Company agree that the Subscription Amount shall be paid by or on behalf of the Investor by wire transfer to the Escrow Account (as defined below) in accordance with paragraph (d) under “Subscription Procedures” below, wherein the Subscription Amount will be held until all of the following have occurred:

(i) the consummation of the Company’s acquisition of NTS Communications, Inc. (“NTS”), pursuant to that certain Stock Purchase Agreement entered into on August 22, 2007 between the Company, NTS and the shareholders of NTS (including any amendments thereto);

(ii) receipt by the Company of the approval of the American Stock Exchange (“AMEX”) and the Tel Aviv Stock Exchange (“TASE”) for the listing of the Unit Shares and the Warrant Shares;

(iii) the receipt by the Company of any other consent and approval which may be required by AMEX or TASE for the issuance of the Unit Shares, the Warrants and the Warrant Shares, which may include approval by the Company’s shareholders; and

(iv) the issuance of the Unit Shares and the Warrant to the Investor pursuant to this Agreement;

at which time the Subscription Amount will be released to the Company (the “Closing”).

Subscription Procedures

To subscribe, the Investor must:

(a)           complete and sign this Agreement;

(b)           complete and sign the accompanying Confidential Prospective Purchaser Questionnaire, attached hereto as Attachment A (this Agreement together with all exhibits and attachments hereto are collectively referred to herein as the “Offering Documents”);

(c)           return the completed and signed Offering Documents on behalf of the Investor by both (i) faxing to the attention of Arthur S. Marcus, Esq. at Gersten Savage LLP at (212) 980-5192, and (ii) then mailing the original completed and signed Offering Documents to:

Gersten Savage LLP

600 Lexington Avenue, 9th Floor

New York, NY 10022-6018

Attn:  Arthur S. Marcus, Esq.

(d)           Wire the full Subscription Amount not later than twenty-four (24) hours after notification of acceptance by the Company (the “Subscription Date”), to Gersten Savage LLP, as escrow agent (the “Escrow Agent”), to the escrow account (the “Escrow Account”) at the following instructions:

Gersten Savage LLP
600 Lexington Avenue
New York, NY 10022

Signature Bank
565 Fifth Avenue
New York, NY 10017

ABA # 026013576
Account # 1500885978
FBO Xfone, Inc.

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax, and other consequences of an investment in the Company.

THE SECURITIES OFFERED HEREBY, HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT AND UP TO THIRTY-FIVE NON-ACCREDITED INVESTORS.  THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE INVESTOR, BY ACCEPTING DELIVERY OF THE OFFERING DOCUMENTS, AGREES TO RETURN THE OFFERING DOCUMENTS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE INVESTOR DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING DOCUMENTS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.  ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING DOCUMENTS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

The undersigned Investor acknowledges that the Units have not been registered under the Securities Act, nor under the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the Units would require registration, and that the Company's reliance upon such exemption is based upon the undersigned's representations, warranties, and agreements contained in the Offering Documents.

XFONE, INC.

SUBSCRIPTION AGREEMENT FOR THE
PURCHASE OF UNITS CONSISTING OF
TWO SHARES OF COMMON STOCK AND
ONE COMMON STOCK PURCHASE WARRANT

1.           Unless terminated earlier by the Company, in its sole discretion, this Offering is scheduled to terminate on or about December 13, 2007, 5:00 p.m., New York time.  The issuance of the Units is subject to the satisfaction of each of the following conditions:

a.           the consummation of the Company’s acquisition of NTS, pursuant to that certain Stock Purchase Agreement entered into on August 22, 2007 between the Company, NTS and the shareholders of NTS (including any amendments thereto);

b.           receipt by the Company of the approval of the AMEX and TASE for the listing of the Unit Shares and the Warrant Shares; and

c.           the receipt by the Company of any other consent and approval which may be required by AMEX or TASE for the issuance of the Unit Shares, the Warrants and the Warrant Shares, which may include approval by the Company’s shareholders.

The Units shall not be issued until all conditions are satisfied.  In the event all such conditions are not satisfied on or before March 31, 2008, the Investor may, but shall not be obligated to, demand that its Subscription Amount be returned from the Escrow Account by the Escrow Agent, in full, including any accrued interest.

2.           For additional information regarding the Company, Investors are encouraged to review the Company’s Annual Report on Form 10-KSB for the period ending December 31, 2006, filed with the Commission on March 30, 2007, together with an amendment thereto on Form 10-KSB/A filed with the Commission on July 30, 2007, and the Company’s Quarterly Report on Form 10-QSB for the period ending September 30, 2007 filed with the Commission on November 14, 2007, along with the Company’s periodic reports and other information incorporated by reference therein (collectively referred to herein as the “Exchange Filings”), as well as the section entitled “Risk Factors” attached hereto as Attachment B.  A copy of any of the Exchange Filings is available at no charge, by contacting the Company’s Corporate Secretary at alon@xfone.com.

3.           The Company hereby makes the following representations, warranties and covenants to the Investor:

a.           The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.  The Company is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company’s business.  The Company has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

b.           The Company has all requisite power and authority to execute and deliver this Agreement and the Warrant and to perform its obligations hereunder and thereunder.  The execution and delivery by the Company of this Agreement and the Warrant and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company.  This Agreement and the Warrant have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

c.    Subject to compliance with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934 and any applicable state securities laws, neither the execution and delivery by the Company of this Agreement or the Warrant nor the consummation by the Company of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the charter or Bylaws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (“Governmental Entity”), except that AMEX approval is required for the issuance of the Shares and Warrant Shares, (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company is a party or by which it is bound or to which any of its assets are subject, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

d.           The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock.  As of the date of this Agreement, there were 13,467,928 shares of Common Stock issued and outstanding.  The Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter, other than outstanding warrants and options (including out-of-the-money warrants and options) to purchase up to 10,219,159 shares of common stock.  All issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

e.           The Company has delivered (incorporated by reference to the Company’s filings as reported on the SEC’s web site) to Buyers each registration statement, report, proxy statement or information statement prepared and filed with the Securities and Exchange Commission by it since September 30, 2005, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the “Company Reports”).  As of their respective dates, the Company Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, in all material respects, the consolidated financial position of the Company as of its date, and each of the consolidated statements of income, retained earnings and cash flows included in or incorporated by reference into the Company Reports (together with the related notes and schedules) fairly presents, in all material respects, the results of operations, retained earnings or cash flows, as the case may be, of the Company for the periods set forth therein (subject to the lack of footnote disclosure and normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.  Except as and to the extent set forth in the consolidated balance sheet of the Company at September 30, 2007, including all notes thereto, or as set forth in the Company Reports, the Company has no material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the Company or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, except liabilities arising in the ordinary course of business since such date.

f.    Since September 30, 2007, the Company has conducted its business only in the ordinary course of such business, and, other than as set forth in the Company Reports, there has not been (i) any material adverse effect on the Company’s business; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to its capital stock; or (iii) any material change in its accounting principles, practices or methods.

g.           There is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity which is pending or has been threatened against the Company.  There are no judgments, orders or decrees outstanding against the Company.  To the knowledge of the Company, there is no threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any governmental entity with respect to the business of the Company.

h.           The Unit Shares and Warrant Shares, when sold, issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and will be subject to restrictions on transfer under federal and applicable state securities law until a registration statement covering such shares is declared effective by the Securities and Exchange Commission (the “SEC”), and then may be sold in accordance with the terms provided in the prospectus to such registration statement.  The Shares will be issued in compliance in all material respects with an exemption from the registration of the Securities Act, and the registration and qualification requirements of the securities laws of the applicable states.

4.           The Investor hereby makes the following representations, warranties and covenants to the Company:

a.           The Investor has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the Investor desires in order to evaluate this investment.  Notwithstanding the foregoing, the only information upon which the Investor has relied is that set forth in the Offering Documents and the Exchange Filings, and the Investor’s own independent investigation.  The Investor acknowledges that the Investor has received no representations or warranties from the Company or its employees, directors, officers, or agents in making this investment decision other than as set forth in the Offering Documents and the Exchange Filings.

b.           The Investor is aware that the purchase of the Units is a speculative investment involving a high degree of risk and that there is no guarantee that the Investor will realize any gain from this investment, and that the Investor could lose the total amount of the Investor's investment.

c.           The Investor understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

d.           The Investor is purchasing the Units for the Investor's own account, with the intention of holding the Units, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Units, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

e.           The Investor represents that the Investor, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Units.  The Investor has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

f.           The Investor is financially able to bear the economic risk of this investment, including the ability to hold the Units indefinitely or to afford a complete loss of the Investor’s investment.

g.           The Investor represents that the Investor's overall commitment to this investment is not disproportionate to the Investor's net worth, and the Investor's investment in the Units will not cause such overall commitment to become excessive.  The Investor will not pledge, transfer, or assign this Agreement.

h.           The Investor represents that the funds provided for this investment are either separate property of the Investor, community property over which the Investor has the right of control, or are otherwise funds as to which the Investor has the sole right of management.

i.           FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY:  If the Investor is a partnership, corporation, trust, or other entity, (i) [the Investor has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement),] (ii) the Investor represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Units, (iii) the Investor has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

j.           The address shown under the Investor's signature at the end of this Agreement is the Investor's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

k.           The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units.

l.           The Investor expressly acknowledges and agrees that the Company is relying upon the Investor's representations contained in the Offering Documents.

5.

a.           The Company shall prepare and file with the Commission as soon as practicable but in no event later than 120 days after the closing of the transaction contemplated by the Purchase Agreement, a registration statement (the “Initial Shelf Registration Statement,” and together with any Subsequent Shelf Registration Statement (as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the “Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”) (the “Shelf Registration”), registering the resale from time to time by Stockholders of all of the Unit Shares and Warrant Shares (“Registrable Securities”).  The Initial Shelf Registration Statement shall be on an appropriate form under the Securities Act permitting registration of such Registrable Securities for resale by Stockholders from time to time as set forth in the Initial Shelf Registration Statement.  The Company shall use its best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act to permit the prospectus included therein to be lawfully delivered by the Stockholders, for a period that will terminate when (i) all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto or (except in sales described in the proviso to Section 5.1) otherwise or (ii) such Registrable Securities may be sold pursuant to the provisions of Rule 144 under the Securities Act (such period, the “Effectiveness Period”).

b.           If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Shelf Registration Statement”).  If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

c.           The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act.

d.           Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

6.           Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument, or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

7.           The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof.  All understandings and agreements heretofore existing between the parties with respect to the subject matter hereof are merged in this Agreement and any such instrument, which alone fully and completely express their agreement.

8.           This Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by the Company and the Investor.

9.           The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

10.           If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

11.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the Investor hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

[Remainder of page intentionally left blank.]

ALL INVESTORS MUST COMPLETE A COPY OF THIS PAGE

__________________________
(Print Name of Investor)

IN WITNESS WHEREOF, the Investor has executed this Agreement on this ____ day of ________, 2007.

The Investor hereby offers to subscribe for ____________ Units on the terms and conditions of this Agreement and agrees to pay the Subscription Amount in the sum of $__________.

Please indicate the form of ownership that you desire your Units to be registered in.

1.           |__|           Individual

2.           |__|           Joint Tenants with Right of Survivorship

3.           |__|           Community Property

4.           |__|           Tenants in Common

5.           |__|           Corporation/Partnership

6.           |__|           IRA of________________

7.           |__|           Trust

                      Date Opened ___________

8.           |__|           As A Custodian For________________

Under the Uniform Transfer to Minors Act of the

State of ___________

9.           |__|           Married with Separate

                          Property

10.           |__|           Keogh Plan ____________

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

Exact Name in Which Title is to be Held

(Signature)

Name (Please Print)

Title of Person Executing Agreement

Address:  Number and Street

City, State, Zip Code

Social Security Number

Accepted this ___ day of _______, 2007, on behalf of XFONE, INC.

By: _____________________________
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION, PARTNER, TRUST, ETC.

Exact Name in Which Title is to be Held

(Signature)

Name (Please Print)

Title of Person Executing Agreement

Address:  Number and Street

City, State, Zip Code

Tax Identification Number

Accepted this ___ day of _______, 2007 on behalf of XFONE, INC.

By: ________________________
      Name:
      Title:

ATTACHMENTS

Attachment A	Confidential Prospective Purchaser Questionnaire

Attachment B	Risk Factors

Attachment A
CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE UNITS OF XFONE, INC. (THE “COMPANY”).  THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL NOR IS IT A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE TERMS OF THE OFFERING WILL BE MADE SOLELY PURSUANT TO THE TERMS AND CONDITIONS OF THE SECURITIES PURCHASE AGREEMENT PROVIDED HEREWITH WHICH CONTAINS MATERIAL INFORMATION TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION.

ACCREDITED INVESTOR STATUS

Please check whether one or more of the following definitions of "Accredited Investor," if any, applies to you.  If none of the following applies to you, please leave a blank.  Please sign in the indicated space below and indicate the amount of your investment and put you initials after the amount.

(a)
A Bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

(b)	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(d)	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

(e)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(f)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the common stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

(g)	Any entity in which all of the equity owners are Accredited Investors.

$

Investor’s Signature                                                   Amount of Investment Initials

(Please insert name in which Securities will be

held; if held by a corporation, please sign below)

Corporate Purchaser

By:  ___________________________

Name/Title

Attachment B

RISK FACTORS

You should carefully consider the risks described below before buying the Units offered in this offering. The risks and uncertainties described below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may impair our business operations. If any of the adverse events described in this risk factors section actually occur, our business, results of operations and financial condition could be materially adversely affected, the trading price of our common stock could decline and you might lose all or part of your investment. We have had operating losses from time to time and cannot assure that we will be profitable in the foreseeable future. We make various statements in this section which constitute “forward-looking” statements under Section 27A of the Securities Act.

RISKS RELATED TO OUR BUSINESS

AN INVESTMENT IN OUR SECURITIES INVOLVES A HIGH DEGREE OF RISK. WE CANNOT ASSURE PROSPECTIVE INVESTORS THAT WE WILL CONTINUE OPERATIONS OR MAKE A PROFIT IN THE FUTURE. NO PURCHASE OF COMMON STOCK SHOULD BE MADE BY ANY PERSON WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER INVESTMENT.

In addition to the other information provided in the Offering Documents, you should carefully consider the following risk factors in evaluating our business before purchasing any common stock.

WHILE WE ACT IN COMPLIANCE WITH THE GENERAL CONDITIONS OF ENTITLEMENT IN THE UNITED KINGDOM AND ACCORDING TO OUR LICENSES IN THE UNITED STATES AND ISRAEL, IF WE DO NOT COMPLY WITH AND CONTINUE TO FOLLOW THE TERMS OF SUCH REGIME AND/OR LICENSES AND THE RELEVANT LAWS AND REGULATIONS, WE COULD LOSE OUR ENTITLEMENT AND/OR LICENSES TO CONDUCT OUR BUSINESSES IN THESE JURISDICTIONS.

Not complying with, or indeed violating the conditions of our licenses and the related laws and regulations could lead to the loss of, material changes to, or freezing of our entitlement and/or licenses which could have a material adverse effect on our operations. Without such authorization or licenses we would not be able to provide any approved and/or licensed services, resulting in a loss of revenues. Such violations of our licenses in the US or Israel could lead to monetary penalties.

WE ARE SUBJECT TO EXTENSIVE REGULATION IN THE UNITED KINGDOM, THE UNITED STATES, ISRAEL AND OTHER FOREIGN COUNTRIES WHICH MAY LEAD US TO INCUR INCREASED BUSINESS COSTS AND HAVE NEGATIVE EFFECTS UPON OUR BUSINESS INCLUDING REVENUES AND POTENTIAL PROFITABILITY.

We serve customers in many countries, all of which have different regulations, jurisdictions, and standards and controls related to licensing, telecommunications, import/export, currency and trade. Regulatory changes pertaining to future regulatory classification of Internet related telephone services, otherwise known as VOIP telephony, may lead to burdensome regulatory requirements and fees, as well as additional interconnection fees to carriers and changes in access charges, universal service, and regulatory fee payments, which would affect our international and long distance services related costs and may have a material impact upon our ability to conduct business, as well as our revenues. Our compliance with foreign rules and regulations may lead to increased costs of doing business or reduced revenues from having to decrease or eliminate our business in certain foreign countries, all of which may negatively affect our potential profitability.

IF OUR TELECOMMUNICATIONS INFRASTRUCTURE OR EQUIPMENT IS DAMAGED OR INOPERATIVE, WE MAY NOT BE ABLE TO PROVIDE SERVICE TO OUR CUSTOMERS.

We rely on our telecommunications equipment, including, but not limited to our switchboard and switches, to provide services to our customers. In the event that such equipment is not able to provide the services for which it is then used, we may not be able to provide services to our customers. While we have back-up for much of this equipment, if any portion of the equipment is unavailable for any extended period of time, it will be difficult to provide service to our customers, might give rise to the ability of our customers to terminate agreements with us, and would generally have a detrimental effect on retaining our customers.

IF OUR SUPPLIERS' TELECOMMUNICATIONS INFRASTRUCTURE IS DAMAGED, IT COULD INCREASE OUR EXPENSES AND WE MAY NOT BE ABLE TO PROVIDE SERVICE TO OUR CUSTOMERS.

We rely on certain suppliers' telecommunications infrastructure in order to provide services to our customers. If their ability to supply such services to us is damaged in any way, we may be required to incur additional costs to replace such services and we may not be able to provide service to our customers.

IF OUR INFORMATION AND BILLINGS SYSTEMS ARE UNABLE TO FUNCTION PROPERLY AS OUR OPERATIONS GROW, WE MAY EXPERIENCE SYSTEM DISRUPTIONS, REDUCED LEVELS OF CUSTOMER SERVICE AND A DECLINING CUSTOMER BASE AND REVENUES.

Over the past two years, our business revenues and operations have almost doubled. We now handle millions of transactions on a daily basis with hundreds of thousands of customers and users located in many countries. Accordingly, our information and billing systems are under increasing stress. We use internally developed and acquired systems to operate our services and for transaction processing, including billing and collections processing. We must continually improve these systems in order to meet the level of use. Furthermore, in the future, we may add features and functionality to our products and services using internally developed or third party licensed technologies. Our inability to add software and hardware or develop and upgrade existing technology, transaction processing systems and network infrastructure to meet increased volume through our processing systems or provide new features or functionality, may cause system disruptions, slower response times, reductions in levels of customer service, decreased quality of the user's experience, collection difficulties, and delays in reporting accurate financial information. Any such failure could cause system disruptions, reduced levels of customer service, and a declining customer base and revenues.

WE SERVE AN EXTREMELY LARGE NUMBER OF CUSTOMERS / USERS AND ARE THUS AT RISK FOR CLASS ACTION LAW SUITS.

Because we provide services to so many customers / users, it is possible that such customers / users may join together in a large or expensive class action to initiate an action.  There is currently no class action lawsuit filed against us, however, class action lawsuits have become much more popular in both Israel and the United States where we have much of our operations.

TERRORIST ATTACKS, WAR, OR ARMED CONFLICT OR POLITICAL / ECONOMIC EVENTS OR UPHEAVALS IN FOREIGN COUNTRIES MAY LEAD TO A DISRUPTION IN OUR SERVICES AS WELL AS DECREASED DEMAND.

Terrorist attacks in the United Kingdom, the United States or Israel, as well as the United Kingdom and the United States of America's involvement in Iraq or in armed conflict or political / economic events in countries where we conduct business, may negatively impact consumers' confidence in relying on alternative communication lines and spending in the countries where we conduct our business. Certain of our key employees, officers and directors are residents of Israel. Accordingly, armed conflicts between Israel and its neighbors, terrorism, political and economic conditions in Israel directly affect the Company's business. Any such occurrences could lead to an interruption in our services and could negatively affect our revenues and results of operations. Moreover, the governments in those countries might take extreme measures that could prohibit access to alternative communication lines.

NATURAL DISASTERS AND ACTS OF GOD MAY RESULT IN INCREASED COSTS.

Our wholly owned subsidiary Xfone USA, Inc. is positioned in an environment which has a higher than average propensity to experience hurricanes. In 2005, we suffered adverse affects to our business from Hurricane Katrina. In the event of another hurricane, the cost of restructuring our facilities, as well as the time spent in rebuilding and organizing our infrastructure might be long and costly. There is no guarantee that we will not be negatively affected in the future by other natural disasters, hurricanes or Acts of God.

IF WE ARE UNABLE TO OBTAIN FINANCING AS WE GROW OUR BUSINESS, WE MAY HAVE TO CURTAIL OUR PLANS AND THE VALUE OF YOUR INVESTMENT MAY BE NEGATIVELY AFFECTED.

Our future business will involve substantial costs, primarily those costs associated with marketing, business development, and possible mergers and acquisitions. If our revenues are insufficient to fund our operations as we grow our business, we may need traditional bank financing or financing from debt or equity offerings. However, if we are unable to obtain financing when needed, we may be forced to curtail our operations, which could negatively affect our revenues and potential profitability and the value of your investment. There can be no assurance that we will be able to obtain additional financing when needed or if available that it will be on commercially reasonable terms.

THE COMPANY MIGHT BE REGARDED AS A LOCAL TAX RESIDENT IN COUNTRIES OTHER THAN THE UNITED STATES.

The Company was incorporated in Nevada, U.S.A., and accordingly is a US tax resident and is taxed in the US. To the best knowledge of the Company, and based on consultancy provided by its accountants, the Company is not a tax resident in any other country in which it conducts business (directly or indirectly through local subsidiaries). However, there is no assurance that none of the local tax authorities in these countries will determine that the Company is a local tax resident, and thus we recommend that the investors examine the tax implication of such potential classification. Any determination by such local tax authorities could have an adverse effect on our results of operations or the consequences of your investment in our securities.

SHOULD OUR AGREEMENTS WITH OUR PRINCIPAL SUPPLIERS, “THE NEW ATT” (FORMERLY BELLSOUTH TELECOMMUNICATIONS), BRITISH TELECOMMUNICATIONS OR BEZEQ THE ISRAEL TELECOMMUNICATION CORP.  LIMITED BE CANCELLED, OUR OPERATIONS WILL BE NEGATIVELY IMPACTED.

We are dependent on several of our suppliers. However, these suppliers are required to provide us with services according to the relevant regulations and their licenses to operate as a telecommunications provider in the relevant jurisdictions. Should our agreements involving our principal suppliers, “the new ATT” (formerly BellSouth Telecommunications), British Telecommunications or Bezeq The Israel Telecommunication Corp. Limited be cancelled, our operations may be negatively affected.

WE MAY BE UNABLE TO ADEQUATELY COMPETE WITH OUR COMPETITORS.

The telecommunications business is a very competitive one with constantly shrinking margins. Our competitors may be able to adapt more quickly to changes in customer needs or to devote greater resources than we can to developing and expanding our services. Such competitors could also attempt to increase their presence in our markets by forming strategic alliances with other competitors, by offering new or improved products or services or by increasing their efforts to gain and retain market share through competitive pricing. As the market for our services matures, price competition and penetration into the market will intensify. Such competition may adversely affect our gross profits, margins and results of operations. There can be no assurance that we will be able to continue to compete successfully with existing or new competitors.

OUR MANAGEMENT DECISIONS ARE MADE BY OUR FOUNDER AND CHAIRMAN OF OUR BOARD OF DIRECTORS, ABRAHAM KEINAN, AND OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER, GUY NISSENSON; IF WE LOSE THEIR SERVICES, OUR OPERATIONS WILL BE NEGATIVELY IMPACTED.

The success of our business is largely dependent upon the expertise of our Chairman of the Board, Abraham Keinan, and our President Chief Executive Officer, and Director, Guy Nissenson. Mr. Nissenson also formerly served as our Treasurer and Chief Financial Officer, until the appointment of Niv Krikov to such positions.  Because Messrs Keinan and Nissenson are essential to our operations, you must rely on their management decisions. We have not obtained any “key man” life insurance relating to Messrs Keinan and Nissenson. There is no assurance that we would be able to hire and retain another Chairman of the Board or President/Chief Executive Officer with comparable experience. As a result, the loss of either Mr. Keinan's or Mr. Nissenson's services would have a materially adverse affect upon our business, financial condition, and results of operation.

OUR MANAGEMENT MAY BE ABLE TO EXERT SIGNIFICANT VOTING CONTROL OVER STOCKHOLDER MATTERS, INCLUDING THE ELECTION OF OUR DIRECTORS, AND ACCORDINGLY, CONTROL OF OUR OPERATIONS.

As of the date of this Offering, our Chairman of the Board, Abraham Keinan, beneficially owns 25.08% of our common stock. Our President, Chief Executive Officer, and Director, Guy Nissenson has significant influence over an additional 8.94%% of our common stock, which is owned by Campbeltown Business Ltd., an entity owned and controlled by Mr. Nissenson and his family. In addition, certain stockholders provided Mr. Nissenson and Mr. Keinan with irrevocable proxies representing a total of 8.91% of our common stock. Eyal Harish, a director, beneficially owns 0.11% of our common stock. Our wholly owned subsidiary, Swiftnet Limited, beneficially owns 0.97% of our common stock. Therefore, our management potentially may vote 44.01% of our common stock, without giving effect to the issuance of any shares upon the exercise of outstanding warrants or options. As such, our management may be able to exert significant control over the outcome of all matters submitted to a vote of the holders of our common stock, including the election of our directors, amendments to our articles of incorporation and bylaws and approval of significant corporate transactions. Additionally, our management may be able to delay, deter or prevent a change in our control that might be beneficial to our other stockholders. We need to emphasize the fact that management could make substantial decisions that could be protected under the business judgment rule, and not necessarily satisfy minority shareholders (for example, expanding the territory of operation at heavy costs, or by limiting the territory of our operations in order to save capital).

In addition to the foregoing, our Chairman of the Board, Abraham Keinan, and our President, Chief Executive Officer and Director, Guy Nissenson, exercise significant control over stockholder matters through a September 28, 2004 Voting Agreement between Mr. Keinan, Mr. Nissenson and Campbeltown Business, Ltd., an entity owned and controlled by Mr. Nissenson and his family. This agreement, which is for a term of 10 years, provides that: (a) Messrs. Keinan and Nissenson and Campbeltown Business, Ltd. agree to vote any shares of our common stock controlled by them only in such manner as previously agreed by all these parties; and (b) in the event of any disagreement regarding the manner of voting, a party to the agreement will not vote any shares, unless all the parties have settled the disagreement.

CERTAIN OF OUR EXISTING CREDIT FACILITIES CONTAIN A NUMBER OF RESTRICTIONS AND OBLIGATIONS THAT MAY LIMIT OUR FINANCIAL FLEXIBILITY.

Our credit facilities contain a number of restrictive covenants that limit our financial flexibility. These covenants, among other things, restrict our right to pledge our assets, make loans or give guarantees, and engage in mergers or consolidations. Our ability to continue to comply with these and other obligations depends in part on the future performance of our business. There can be no assurance that such obligations will not have a materially adverse affect on our ability to finance our future operations. In addition, one of our lenders has a right of first refusal to participate in future financings which may have the effect of making it more difficult to raise financing from other sources.

RISKS RELATED TO OUR COMMON STOCK

THERE IS A LIMITED MARKET FOR OUR COMMON STOCK, AND AN ACTIVE TRADING MARKET FOR OUR COMMON STOCK MAY NEVER DEVELOP, WHICH MAY MAKE IT DIFFICULT TO RESELL YOUR SHARES.

Trading in our stock has been limited and has been characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. Therefore, shareholders should be aware that the lack of exposure to our stock in the investment community could consequently be reflected by a lack of market trading upon the issuance of material information that could be perceived as disappointing or very encouraging from a market point of view. This could result in an inability for shareholders to be able to dispose of their shares.

THE MARKET PRICE OF OUR COMMON STOCK MAY BE VOLATILE AND YOU MAY NOT BE ABLE TO RESELL YOUR SHARES AT OR ABOVE THE PRICE YOU PAID FOR THEM, OR AT ALL.

The stock markets in general have experienced during the past few years extreme price and volume fluctuations. The market prices of securities of technology companies have been extremely volatile, and have experienced fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. These broad market fluctuations could adversely affect the market price of our common stock. For example, during 2003, the market price of our common stock fluctuated between $0.35 and $6.00; during 2004, the market price of our common stock fluctuated between $1.95 and $5.75; during 2005, the market price fluctuated between $2.30 and $4.29; and during 2006, the market price fluctuated between $2.18 and $3.84. The market price of our common stock traded on the AMEX fluctuated between $2.34 and $3.70 during the first nine months of 2007.

The market price of our common stock may continue to fluctuate substantially due to a variety of factors, including:

·	any actual or anticipated fluctuations in our or our competitors' revenues and operating results;
·	shortfalls in our operating results from levels forecast by us or by securities analysts;
·	public announcements concerning us or our competitors;
·	the introduction or market acceptance of new products or service offerings by us or by our competitors;
·	changes in product pricing policies by us or our competitors;
·	changes in security analysts' financial estimates;
·	changes in accounting principles;
·	sales of our shares by existing shareholders; and
·	the loss of any of our key personnel.

In addition, economic, political, and market conditions and military conflicts and, in particular, those specifically related to Israel, may affect the market price of our shares.

OUR SHARES OF COMMON STOCK ARE TRADED ON MORE THAN ONE MARKET AND THIS MAY RESULT IN PRICE VARIATIONS.

Our shares of common stock are trade on the American Stock Exchange and the Tel Aviv Stock Exchange. Trading in our shares of common stock on these markets takes place in different currencies (dollars on the AMEX, and NIS on the TASE), and at different times (resulting from different time zones, different trading days and different public holidays in the United States and Israel). The trading prices of our common stock on these two markets may differ due to these and other factors. Any decrease in the trading price of our shares of common stock on one of these markets could cause a decrease in the trading price of our shares of common stock on the other market.

FUTURE SALES OF OUR SHARES IN THE PUBLIC MARKET OR ISSUANCES OF ADDITIONAL SECURITIES COULD CAUSE THE MARKET PRICE FOR OUR SHARES OF COMMON STOCK TO FALL.

As of November 28, 2007, we had 13,467,928 shares of common stock issued and outstanding. In addition, we have reserved 5,493,700 shares of common stock for issuance under our 2004 Stock Option Plan, 4,804,159 shares of common stock underlying warrants, and approximately 200,000 shares of common stock underlying a certain Secured Convertible Term Note.  Our Board of Directors has adopted the Company’s 2007 Stock Incentive Plan, which is subject to shareholder approval, and will be voted upon by the shareholders at the Company’s upcoming annual meeting of shareholders, and if approved, the Company will reserve an additional 8,000,000 shares of common stock for issuance of awards under the plan.  In addition, certain of our shareholders have registration rights with respect to the shares they hold, including piggyback rights. If a large number of shares of our common stock is sold in a short period, the price of our common stock would likely decrease.

RISKS RELATED TO THE SECURITIES

THE TRANSFERABILITY OF THE SECURITIES WILL BE LIMITED.

There is no established trading market for the Units, or the Warrants underlying the Units, nor is any market expected to develop.  In addition, the Units and the Warrants have not been and will not be registered under the Securities Act or the securities laws of any state, In addition, the Unit Shares and the Warrant Shares have not yet been registered under the Securities Act or the securities laws of any state.  Accordingly, the Securities may not be resold, pledged or otherwise transferred unless and until they are registered under the Securities Act and applicable state securities laws or pursuant to available exemptions from such registration requirements.  In addition, the Units may be subject to additional transfer restrictions pursuant to this Agreement.  Accordingly, the transferability of the Units and the Warrants, and, until registered, the Unit Shares and Warrant Shares, will be limited.